Supplement dated October 17, 2018
to the Prospectus of Ameriprise Certificates
(April 25, 2018) S-6000 AP (4/18)
This Supplement supersedes the Supplement dated June 6, 2018.
For Ameriprise Cash Reserve Certificate:  Effective for sales on or after October 17, 2018, information about interest rate ranges for new purchases found on page 11 of the Prospectus will be revised to read as follows:
Investment Amount	Rate For New Purchases
From $50 to $9,999.99	Within a range from 30 basis points (0.30%) above to 130 basis points (1.30%) above the rate published for the Non-Jumbo Deposits National Rate published for 3-month CDs
From $10,000 to $24,999.99	Within a range from 35 basis points (0.35%) above to 135 basis points (1.35%) above the rate published for the Non-Jumbo Deposits National Rate published for 3-month CDs
$25,000 and above	Within a range from 35 basis points (0.35%) above to 135 basis points (1.35%) above the rate published for the Non-Jumbo Deposits National Rate published for 3-month CDs
For example, if the average rate most recently published for the Non-Jumbo Deposits National Rate published for 3-month CDs is 0.52%, our rate in effect for the following week for investment amounts of $10,000 to $24,999.99 would be between 0.87% and 1.87%.
The rest of the information on page 11 remains unchanged.
Also, for Ameriprise Cash Reserve Certificate:  Effective for sales on or after October 17, 2018, information about interest rate ranges for promotions found on page 12 of the Prospectus will be revised to read as follows:
Investment Amount	Promotion Rate
From $50 to $10,000	Within a range from 55 basis points (0.55%) above to 155 basis points (1.55%) above the rate published for the Non-Jumbo Deposits National Rate published for 3-month CDs
From $10,000 to $24,999	Within a range from 60 basis points (0.60%) above to 160 basis points (1.60%) above the rate published for the Non-Jumbo Deposits National Rate published for 3-month CDs
$25,000 and above	Within a range from 60 basis points (0.60%) above to 160 basis points (1.60%) above the rate published for the Non-Jumbo Deposits National Rate published for 3-month CDs
The rest of the information on page 12 remains unchanged.
For Ameriprise Stock Market Certificate: Effective for sales on or after June 6, 2018, with the first term beginning on or after June 13, 2018, information about maximum return ranges and minimum guaranteed interest rate ranges on partial participation found on page 4 of the Prospectus has been revised to read as follows:
For your first term, the maximum return will be within the range of 2.75% to 3.75% for the 1 year term, 7.25% to 8.25% for the 2 year term and 13.50% to 14.50% for the 3 year term. The minimum guaranteed interest rate on partial participation will be within the range of 0.00% to 1.00% for the 1 year term, 1.60% to 2.60% for the 2 year term and within the range of 3.70% to 4.70% for the 3 year term.
The rest of the information on page 4 remains unchanged.
Shareholders should retain this Supplement for future reference.
S-6000-35 A (10/18)